                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): May 12, 2003
                                 ---------------


                                  eSpeed, Inc.
                                 ---------------

               (Exact Name of Registrant as Specified in Charter)


    DELAWARE                      0-28191                         13-4063515
(State or Other              (Commission File                   (IRS Employer
Jurisdiction of                   Number)                    Identification No.)
 Incorporation)


   135 E. 57th Street, New York, New York                          10022
   --------------------------------------                       ------------
  (Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (212) 938-5000
                                -----------------




                 ----------------------------------------------
             (Former Name or Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

(c)         Exhibits.

            See Exhibit Index attached to this Current Report on Form 8-K.

ITEM 9. INFORMATION PROVIDED UNDER ITEM 12 (RESULTS OF
------------------------------------------------------
OPERATIONS AND FINANCIAL CONDITION)
-----------------------------------

            The following information is furnished pursuant to "Item 12. Results of Operations and Financial Condition."

            On May 12, 2003, eSpeed, Inc. issued a press release announcing its preliminary operating statistics for the quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

            In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this Current Report on Form 8-K and the Exhibit attached to this Current Report on Form 8-K are being furnished under Item 9 of Form 8-K in satisfaction of the requirements of "Item 12. Disclosure of Results of Operations and Financial Condition." The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             eSpeed, Inc.



Date: May 13, 2003                           By: /s/ Howard W. Lutnick
                                                 ---------------------------
                                                 Howard W. Lutnick
                                                 Chairman, CEO and President

                                  EXHIBIT INDEX
                                  -------------


Exhibit
-------


99.1 Press release of eSpeed, Inc. dated May 12, 2003 containing preliminary operating statistics for the quarter ended March 31, 2003.